UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 14, 2004
                                  -------------


                     Sports Information and Publishing Corp.
                     ---------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Colorado
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                 (State or Other Jurisdiction of Incorporation)


          000-49972                                  84-1579760
    ----------------------               -----------------------------------
   (Commission File Number)             (I.R.S. Employer Identification No.)


     1869 W. Littleton Boulevard, Littleton, CO.                   80120
     -------------------------------------------                -----------
       (Address of Principal Executive Offices)                 (Zip Code)


      (Registrant's telephone number, including area code) - 303-738-8994
                                                             -------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7. Financial Statements and Exhibits

The Company issued a press release on July 14, 2004, a copy of which is attached hereto as Exhibit 99.1.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SPORTS INFORMATION AND PUBLISHING CORP.


Dated:  July 14, 2004             By: /s/ Michael D. Tanner
                                    -----------------------------
                                    Michael D. Tanner, Authorized Signatory,
                                    President and Chief Executive Officer